Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Financial Statements

December 31, 2011

2

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Shareholders

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Saint Michael, Minnesota

We have audited the accompanying balance sheet of Soul and Vibe Entertainment, Inc. (A Development Stage Company) as of December 31, 2011, and the related statements of operations, shareholder' equity, and cash flows from inception on July 14, 2011 through December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Soul and Vibe Entertainment, Inc. (A Development Stage Company) as of December 31, 2011, and the results of its operations and its cash flows from inception on July 14, 2011 through December 31, 2011 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses, used significant cash in support of its operating activities and, based upon current operating levels, requires additional capital or significant restructuring to sustain its operation for the foreseeable future. Management’s plans in regard to these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of uncertainty.

/s/ HJ & Associates, LLC

HJ & Associates, LLC

Salt Lake City, Utah

March 20, 2011

3

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Balance Sheet

December 31, 2011
ASSETS

Current Assets
Cash & Cash Equivalents	$563

Total Current Assets	563

Other Assets
Deferred Offering Costs	3,640

Total Other Assets	3,640

Total Assets	$4,203

LIABILITIES AND CAPITAL

Current Liabilities
Accounts Payable	$259
Loan from Shareholder - current portion	25,500

Total Current Liabilities	25,759

Total Liabilities	25,759

Shareholders' Equity (Deficit)
Preferred Stock, $0.001 par value, 5,000,000 authorized, none issued	-
Common Stock, $0.001 par value, 95,000,000 authorized, 18,000,000 issued & outstanding	18,000
Additional Paid-in Capital	42,281
Net Income (Loss)	(81,837)

Total Shareholders' Equity	(21,556)

Total Liabilities & Shareholders' Equity	$4,203

The accompanying notes are an integral part of these financial statements

4

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Statement of Operations

From Inception (July 14, 2011) to December 31, 2011

Revenues	$-
Cost of Sales	-

Gross Profit	-

Operating Expenses
General & Administrative	6,315
Legal & Professional Expense	5,000
Marketing Expense	2,241
Rent or Lease Expense	4,500
Wage Expense	37,500
Software Development Expense	26,000

Total Operating Expenses	81,556

Operating Loss	(81,556)

Other Income (Expense)
Interest Expense	(281)

Total other Income (Expense)	(281)

Loss before Taxes	(81,837)

Income Tax	-

Net Loss	$(81,837)

Loss per Share, Basic & Diluted	$0.00
Weighted Average Shares Outstanding	16,994,003

The accompanying notes are an integral part of these financial statements

5

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Statement of Shareholders' Equity

			Additional
	Common Stock		Paid-in	Retained
	Shares	Amount	Capital	Earnings	Total
Beginning Balance	-	$-	$-	$-	$-
Common stock issued for cash (at par value)	18,000,000	18,000			18,000
Contributed Services - Officer			37,500		37,500
Contributed Rent - Officer			4,500		4,500
Contributed Interest - Related Party Note			281		281
Loss from inception on 7/14/11 to 12/31/11				(81,837)	(81,837)

Balance at December 31, 2011	18,000,000	$18,000	$42,281	$(81,837)	$(21,556)

The accompanying notes are an integral part of these financial statements

6

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Statement of Cash Flows

From Inception (July 14, 2011) to December 31, 2011

Cash Flows from Operating Activities
Net Loss	$(81,837)
Adjustments to reconcile net loss to net cash used in operation activities:
Contributed Services - Officer	37,500
Contributed Rent - Officer	4,500
Contributed Interest - Related Party	281
Changes in Operating Assets and Liabilites
Increase in Accounts Payable	259

Net Cash used in Operating Activities	(39,297)

Cash Flows from Investing Activities
Deferred Offering Costs	(3,640)

Net Cash used in Investing Activities	(3,640)

Cash Flows from financing activities
Proceeds from Related Party Note	34,500
Payments on Related Party Note	(9,000)
Proceeds from Stock Issuance	18,000

Net Cash Provided by Financing Activities	43,500

Net increase (decrease) in cash	563

Cash Balance at Beg of Period	-

Cash Balance at End of Period	$563

The accompanying notes are an integral part of these financial statements

7

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2011

1.      DESCRIPTION OF BUSINESS

The Company was incorporated under the laws of the State of Nevada on July 14, 2011.

The Company’s primary business focus and source of revenue is the development and publishing (sales) of video and computer game software for home consoles, personal computers, and mobile devices. The Company will primarily sell its products through digital distribution channels and, secondarily by working through strategic partners, at brick-and-mortar stores. The Company's products will be a mix of licensed brand and internally generated, wholly owned intellectual properties.

2.      BASIS OF PRESENTATION

The accompanying audited financial statements of the Company have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and the information and footnotes required by generally accepted accounting principles for the presentation of financial information. In the opinion of management, the accompanying audited financial statements of the Company include all adjustments (consisting only of normal recurring adjustments) considered necessary to present fairly its financial position as of December 31, 2011.

Development Stage Company

The Company is a development stage company as defined by ASC 915-10-20. The Company is still devoting substantially all of its efforts on establishing the business. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Capitalized Development Costs

The Company recognizes the cost of software development necessary to create, produce and prepare software assets to be capable of operating in accordance with the intended manner by management per ASC 985-20. Capitalized development costs totaled $0 as of December 31, 2011.

Accounts Payable & Accrued Expenses

Accounts payable and accrued expenses had a balance of $258 as of December 31, 2011 which consisted entirely of a related party liability.

Loan from related parties

As of December 31, 2011, the Company had a loan payable to an officer of the Company in the amount of $25,500. This loan was established pursuant to an agreement dated July 14, 2011. The loan is unsecured, is due on demand, and bears interest at 3.5% per annum.

8

Income Taxes

The Company accounts for income taxes in accordance with the Financial Accounting Standards Board (FASB) Topic ASC 740, "Income Taxes." We account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The Company currently has no deferred tax asset or liability for the period ending December 31, 2011 and therefore no allowance amount has been recognized.

Revenue Recognition

The Company will primarily digitally distribute its products through [an] online portal service(s). The Company will recognize revenue at the “on demand” point of sale [by the customer] and a receivable will be logged. (For the purposes of digital distribution, customer is equivalent to end consumer.) The portal service(s) will track product sales on a quarterly basis. Forty-five (45) days following the end of a quarter, the portal services will remit payment to the Company.  Ownership of product is transferred to the customer with a no refund, no return policy, as set by the online portal service(s).

Impairment of Long-Lived Assets

The Company follows paragraph 360-10-05-4 of the FASB Accounting Standards Codification for its long-lived assets. The Company’s long-lived asset, which includes deferred development costs, is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

The Company assesses the recoverability of its long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives.

The Company determined that there were no impairments of long-lived assets as of December 31, 2011.

Net Income (Loss) per Common Share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. There were no potentially dilutive shares outstanding as of December 31, 2011.

Recent Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-4, which amends the Fair Value Measurements Topic of the Accounting Standards Codification (ASC) to help achieve common fair value measurement and disclosure requirements in U.S. GAAP and IFRS.  ASU No. 2011-4 does not require additional fair value measurements and is not intended to establish valuation standards or affect valuation practices outside of financial reporting.  The ASU is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the ASU when required.

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In June 2011, the FASB issued ASU No. 2011-5, which amends the Comprehensive Income Topic of the ASC.  The ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders’ equity, and instead requires consecutive presentation of the statement of net income and other comprehensive income either in a continuous statement of comprehensive income or in two separate but consecutive statements.  ASU No. 2011-5 is effective for interim and annual periods beginning after December 15, 2011.  The Company will adopt the ASU when required.

In December 2011, the FASB issued ASU 2011-11, disclosures about offsetting assets and liabilities on the balance sheet.  This update requires disclosure of both gross and net information about both instruments and transactions eligible for offset in the balance sheet, and instruments and transactions subject to an agreement.  The requirements are effective for annual and interim periods beginning on or after January 1, 2013. The Company will adopt the ASU when required.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the Securities Exchange Commission (the "SEC") did not or are not believed by management to have a material impact on the Company's present or future financial statements.

3.      CAPITAL STOCK

On July 15, 2011, the Company issued 8,000,000 shares of common stock at par value for an $8,000 capital investment by a related party.

On August 1, 2011, the Company issued 10,000,000 shares of common stock at par value for a $10,000 capital investment by a related party.

4.      RELATED PARTY TRANSACTION

An hourly wage computation totaling $37,500 was expensed as of December 31, 2011 for a related party. The computation is based on a 25-week period with 30 hours being worked per week at $50 per hour.

The Company recognized a contributed office space expense of $4,500 as of December 31, 2011 for a related party. The computation is based on $750 per month for the six months of active operation.

5.      COMMITMENTS AND CONTINGENCIES

a) License Agreement

Effective September 2011, the Company entered into a license agreement with General Mills. (Duration: Through December 31, 2015 with potential extensions). Under the terms of the agreement, the Company is able to develop and publish "Wheaties" branded video and computer games and games-related content based on General Mills intellectual property ("IP"). A minimum guarantee of USD $30,000 is due to General Mills in installments of $10,000 each December 31, beginning in 2013 and ending in 2015. This minimum guarantee will be offset against the royalties earned by General Mills from the sale of the Company's "Wheaties" branded, and General Mills IP associated, games and games-related content.

6.      GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. Through December 31, 2011, the Company had incurred cumulative losses of $55,837. In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing, and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary, should the Company be unable to continue as a going concern.

10

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended December 31, 2011, towards (i) obtaining additional equity financing and (ii) evaluation of its distribution and marketing methods.

Management requires $1.5M in capitalization in order to begin execution of its business plan and to continue operations. This capital will be put to use over a 12-month period. The capitalization will cover the Development, Release, and Marketing and PR expenses associated with bringing two (2) products to market on a variety of video game console, personal computer, and mobile device platforms. The capitalization with also cover general and administrative expenses, operational expenses, and will allow the Company to secure premium full-time employees. The Company is currently evaluating capitalization opportunities that are compatible with its growth plans and business model. Additional capitalization (beyond the identified $1.5M) will allow the Company to: 1.) Pursue development of multiple projects and 2.) Publish them in a “staggered” release, as per its current 3-year business plan.

7.      TAX NOTE

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for table temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax asset are reduces by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax liabilities consist of the following components as of December 31, 2011.

2011

Deferred tax assets:
NOL Carryover	$11,100
Allowance for Doubtful Accounts	-
Related Party Accruals	-
Deferred tax liabilities
Depreciation

Valuation allowance	(11,100)
Net deferred tax asset	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the year ended December 31, 2011 due to the following:

2011

Book Income	$(12,300)
Depreciation	-
Meals & Entertainment	-
Contributed Capital - Officers	6,300
Valuation allowance	6,000
$-

11

At December 31, 2011, the Company had net operating loss carryforwards of approximately $40,000 that may be offset against future taxable income from the year 2011 to 2031. No tax benefit has been reported in the December 31, 2011 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provision of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

8.      SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirement of ASC topic 855 and has determined that other than listed below, no material subsequent events exist.

On November 4, 2011 the Company entered into an engagement with a third party entity in an effort to raise capital. (The first 90-days of the engagement offered the third party entity an exclusive.) The third party entity was unable to raise capital for the company and, effective January 24, 2012, a Mutual Termination Notice was executed; thus ending both the 90-day exclusive term and the 12-month engagement. Under the terms of the November 2011 engagement, should any institutions or investors approached by the third party entity [on the Company's behalf] elect to invest in the Company within the 12 months ending January 24, 2013, the Company is liable to the third party entity for fees pursuant to the compensation terms of the engagement.

An additional loan from shareholder (related party) was received on January 10, 2012 for $2,000.

12

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Balance Sheets

	September 30, 2012 Unaudited	December 31, 2011 Audited

ASSETS

Current Assets
Cash & Cash Equivalents	$1,411	$563

Total Current Assets	1,411	563

Other Assets

Deferred Offering Costs	3,789	3,640

Total Other Assets	3,789	3,640

Total Assets	$5,200	$4,203

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	$16,278	$259
Loan from Shareholder - current portion	39,500	25,500

Total Current Liabilities	55,778	25,759

Total Liabilities	55,778	25,759

Shareholder's Equity (Deficit)
Preferred Stock, $0.001 par value, 5,000,000 authorized, none issued	-	-
Common Stock, $0.001 par value, 95,000,000 authorized, 18,000,000 issued & outstanding	18,000	18,000
Additional Paid-in Capital	112,947	42,281
Accumulated Deficit	(181,525)	(81,837)

Total Shareholder's Equity (Deficit)	(50,578)	(21,556)

Total Liabilities & Shareholder's Equity (Deficit)	$5,200	$4,203

The accompanying notes are an integral part of these financial statements

13

Soul and Vibe Entertainment, Inc.
(A Development Stage Company)
Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	From Inception (July 14, 2011) to September 30, 2012

Revenues	$-	$-	$-
Cost of Sales	-	-	-

Gross Profit	-	-	-

Operating Expenses
General & Administrative	28,982	16,082	35,297
Legal & Professional Expense	-	5,000	5,000
Marketing Expense	40	2,241	2,281
Rent or Lease Expense	6,750	2,250	11,250
Software Development Expense	-	-	26,000
Wage Expense	63,000	16,500	100,500

Total Operating Expenses	98,772	42,073	180,328

Operating Loss	(98,772)	(42,073)	(180,328)

Other Income (Expense)
Interest Expense	(916)	(56)	(1,197)

Total other Income (Expense)	(916)	(56)	(1,197)

Net Loss before Taxes	(99,688)	(42,129)	(181,525)

Income Tax	-	-	-

Net Income (Loss)	$(99,688)	$(42,129)	$(181,525)

Loss per Share, Basic & Diluted	$(0.01)	$(0.00)
Weighted Average Shares Outstanding	18,000,000	15,792,208

The accompanying notes are an integral part of these financial statements

14

Soul and Vibe Entertainment, Inc.
(A Development Stage Company)
Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30, 2012	Nine Months Ended September 30, 2011	From Inception (July 14, 2011) to September 30, 2012

Cash Flows from Operating Activities
Net Income (Loss)	$(99,688)	$(42,129)	$(181,525)
Adjustments to reconcile net loss to net cash used in operation activities:
Contributed Services - Officer	63,000	16,500	100,500
Contributed Rent - Officer	6,750	2,250	11,250
Contributed Interest - Related Party	916	56	1,197
Changes in Operating Assets and Liabilites
Increase in Accounts Payable	16,019	130	16,278

Net Cash used in Operating Activities	(13,003)	(23,193)	(52,300)

Cash Flows from Investing Activities
Deferred Offering Costs	(149)	(3,640)	(3,789)

Net Cash used in Investing Activities	(149)	(3,640)	(3,789)

Cash Flows from financing activities
Proceeds from Related Party Note	14,000	13,500	48,500
Payments on Related Party Note	-	(3,000)	(9,000)
Proceeds from Stock Issuance	-	18,000	18,000

Net Cash Provided by Financing Activities	14,000	28,500	57,500

Net increase (decrease) in cash	848	1,667	1,411

Cash Balance at Beg of Period	563	-	-
Cash Balance at End of Period	$1,411	$1,667	$1,411

The accompanying notes are an integral part of these financial statements

15

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statement

Nine Months Ended September 30, 2012 and 2011 (Unaudited)

1. BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements of Soul and Vibe Entertainment, Inc. (the "Company") have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-K for scaled disclosures for smaller reporting companies. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in United States of America for complete financial statements. However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2. GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. For the nine months ended September 30, 2012, the Company had incurred cumulative losses of $99,688. Recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing, and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary, should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended September 30, 2012, towards (i) obtaining additional equity financing and (ii) evaluation of its distribution and marketing methods.

Management is projecting a requirement of at least $3,500,000 in capitalization for execution of its business plan and to continue operations. This capital will be put to use over a 12 to 18 month period. The capitalization will be used for product development, product release, marketing, PR (of the Company and its products) and general administrative expenses. The Company is currently pursuing the acquisition of three (3) to four (4) “pick-up” product opportunities that will be published on multiple hardware platforms over the course of calendar year 2013 while, simultaneously, kicking off the development of two (2) “from scratch” developments that will be released for multiple platforms. These “from scratch” developments will ship in calendar year 2014. In addition, the Company will be signing a lease for office space, establishing its office, hiring premium employees, and executing marketing and PR initiatives for the Company and the products it will be releasing. Additional capitalization, beyond the identified $3,500,000, will allow the Company to: 1) pursue continued development of multiple projects that will be released on multiple hardware platforms and 2) publish them in a “staggered” release, as per its current 3-year business plan.

3. RELATED PARTY TRANSACTIONS

An hourly contributed wage computation totaling $63,000 was expensed as of September 30, 2011 for a related party. The computation is based on a nine-month period with 30 hours being worked per week at $7,000 per month.

The Company recognized a contributed office space expense of $6,750 as of September 30, 2012 for a related party. The computation is based on $750 per month for the nine months of active operation in 2012.

4. MATERIAL TRANSACTIONS

In July 2012, the Company became an approved developer and publisher of games and games-related content for the Microsoft hardware platforms that include: Xbox 360, Xbox Live, Windows 8, and the Windows Phone.

16

Soul and Vibe Entertainment, Inc.

(A Development Stage Company)

Notes to Financial Statement

Nine Months Ended September 30, 2012 and 2011 (Unaudited)

In September 2012, the Company became an approved developer and publisher of games and games-related content for the Sony platforms that include: PlayStation3, PlayStation Network, and PlayStation Vita.

Effective September 2011, the Company entered into a license agreement with General Mills. (Duration: through December 31, 2015 with potential extensions). Under the terms of the agreement, the Company is able to develop and publish "Wheaties" branded video and computer games as well as games-related content based on General Mills breakfast cereal and food-product mascot intellectual properties ("IP"). A minimum guarantee of USD $30,000 is due to General Mills in installments of $10,000 each December 31, beginning in 2013 and ending in 2015. This minimum guarantee will be offset against the royalties earned by General Mills from the sale of the Company's "Wheaties" branded and General Mills IP associated games and games-related content.

5. SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirement of ASC topic 855 and has determined that other than listed below, no material subsequent events exist.

On February 5, 2013, Soul and Vibe Interactive Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) by and among the Company, Soul and Vibe Entertainment, Inc., a Nevada corporation (“Soul”) and the sole shareholder of Soul (the “Shareholder”). Pursuant to the Agreement, Soul became a wholly owned subsidiary of the Company (the “Exchange”). As consideration for the Exchange, the Shareholder exchanged an aggregate of 18,000,000 shares of common stock of Soul, constituting all shares of capital stock of Soul issued and outstanding (the “Soul Shares”) for an aggregate of 37,000,000 shares of the Company’s common stock (the “Common Stock”). The Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration exchanged, the process of exchanging the consideration and the effect of the Exchange. The closing of the Exchange took place on February 5, 2013 (the “Closing Date”).  There were no rights to acquire any equity interests of Soul prior to the closing of the Exchange. Subsequent to the consummation of the Exchange, the Company had 109,000,000 shares of Common Stock issued and outstanding.

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Soul and Vibe Interactive, Inc. and Subsidiary

(A Development Stage Company)

Pro-Forma Consolidated Balance Sheet

(Unaudited)

November 30,
2012

ASSETS
Current Assets
Cash and cash equivalents	$1,548
Inventory (restricted)	23,604

Total Current Assets	25,152

Other Assets
Deferred offering costs	3,789

Total Assets	$28,941

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$27,119
Accrued expenses	3,920
Note payables, related party	69,313
Accrued interest, related party	2,895
Note payable	11,874
Accrued interest	453

Total Current Liabilities	115,574

Total Liabilities	115,574

Shareholders’ Equity (Deficit)
Preferred stock, $0.001 par value, 10,000,000 authorized, none issued	-
Common stock, $0.001 par value, 300,000,000 authorized, 109,000,000 issued and outstanding	109,000
Additional paid-in capital	39,947
Accumulated deficit	(235,580)

Total Stockholders’ Equity (Deficit)	(86,633)

Total Liabilities and Stockholders’ Equity (Deficit)	$28,941

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Soul and Vibe Interactive, Inc. and Subsidiary

(A Development Stage Company)

Pro-Forma Consolidated Income Statement

(Unaudited)

For the Nine
Months Ended
November 30,
2012

Revenue	$-

Operating Expenses
General and administrative	36,625
Professional fees	6,150
Marketing expense	40
Rent expense	6,750
Salaries and wages	63,000

Total Operating Expenses	112,565

Net Operating Loss	(112,565)

Other Income (Expense)
Interest expense	(2,983)

Net Loss Before Taxes	(115,548)

Income taxes	-

Net Loss	$(115,548)

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On February 6, 2013, Soul and Vibe Interactive Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) by and among the Company, Soul and Vibe Entertainment, Inc., a Nevada corporation (“Soul”) and the sole shareholder of Soul (the “Shareholder”), all related parties. Pursuant to the Agreement, Soul became a wholly owned subsidiary of the Company (the “Exchange”). As consideration for the Exchange, the Shareholder exchanged an aggregate of 18,000,000 shares of common stock of Soul, constituting all shares of capital stock of Soul issued and outstanding (the “Soul Shares”) for an aggregate of 37,000,000 shares of the Company’s common stock (the “Common Stock”). The Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration exchanged, the process of exchanging the consideration and the effect of the Exchange.

The Exchange was deemed to be an acquisition of a related party entity in accordance with Accounting Standards Codification (“ASC”) 850, Business Combinations. As such, the Company did not recognize any step-up fair value basis in the assets or liabilities of Soul from the Exchange and were recorded in the consolidated financial statements at their historical carrying amounts.

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	Soul and Vibe Entertainment, Inc.	Soul and Vibe			Soul and Vibe Interactive Inc.
	September 30, 2012	Interactive Inc. November 30, 2012	Acquisition Entry	Consolidation Entry	and Subsidiary November 30, 2012
	(Unaudited)	(Unaudited)			(Unaudited)
ASSETS

Current Assets
Cash & Cash Equivalents	$1,411	$137			$1,548
Inventory (restricted)		23,604			23,604

Total Current Assets	1,411	23,741			25,152

Other Assets
Deferred Offering Costs	3,789				3,789

Total Other Assets	3,789	-			3,789

Total Assets	$5,200	$23,741			$28,941

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	$16,278	$10,841			27,119
Loan from Shareholder - current portion	39,500				39,500
Accrued Expenses		3,920			3,920
Accrued Interest		453			453
Accrued Interest, related party		2,895			2,895
Note Payable		11,874			11,874
Note Payable, related party		29,813			29,813

Total Current Liabilities	55,778	59,796			115,574

Total Liabilities	55,778	59,796			115,574

Shareholder's Equity (Deficit)
Preferred Stock, $0.001 par value, 10,000,000 authorized, none issued	-	-			-
Common Stock, $0.001 par value, 300,000,000 authorized, 109,000,000 issued & outstanding	18,000	72,000	37,000	(18,000)	109,000
Additional Paid-in Capital	112,947	(54,000)	93,947	(112,947)	39,947
Accumulated Deficit	(181,525)	(54,055)			(235,580)

Total Shareholder's Equity (Deficit)	(50,578)	(36,055)			(86,633)

Total Liabilities & Shareholder's Equity (Deficit)	$5,200	$23,741	130,947	(130,947)	$28,941

The accompanying notes are an integral part of these financial statements

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	Soul and Vibe Entertainment, Inc.	Soul and Vibe Interactive Inc.	Consolidated
	Nine Months Ended September 30, 2012	Nine Months Ended November 30, 2012	Nine Months Ended November 30, 2012

Revenues	$-	$-	$-
Cost of Sales	-	-	-

Gross Profit	-	-	-

Operating Expenses
General & Administrative	28,982	7,643	36,625
Legal & Professional Expense	-	6,150	6,150
Marketing Expense	40		40
Rent or Lease Expense	6,750		6,750
Software Development Expense	-		-
Wage Expense	63,000		63,000

Total Operating Expenses	98,772	13,793	112,565

Operating Loss	(98,772)	(13,793)	(112,565)

Other Income (Expense)
Interest Expense	(916)	(2,067)	(2,983)

Total other Income (Expense)	(916)	(2,067)	(2,983)

Net Loss before Taxes	(99,687)	(15,860)	(115,548)

Income Tax	-	-	-

Net Income (Loss) $	(99,687)	$(15,860)	(115,548)

The accompanying notes are an integral part of these financial statements

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